EXHIBIT 99.4


                  SUBCERTIFICATION OF CHIEF OPERATING OFFICER,
                      TREASURER AND SECRETARY IN SUPPORT OF
                      18 U.S.C. SECTION 1350 CERTIFICATION,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Conn's, Inc. (the "Company") on Form 10-Q for the period ended October 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, William C. Nylin, Jr., President and Chief Operating Officer of the Company, David R. Atnip, Senior Vice President and Treasurer of the Company, and Sydney K. Boone, Jr., Corporate General Counsel and Secretary of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                 /s/ William C. Nylin, Jr.
                                 ----------------------------------------------
                                 William C. Nylin, Jr.
                                 Executive Vice-Chairman of the Board and
                                 Chief Operating Officer


                                 /s/ David R. Atnip
                                 ----------------------------------------------
                                 David R. Atnip
                                 Senior Vice President and Treasurer


                                 /s/ Sydney K. Boone, Jr.
                                 ----------------------------------------------
                                 Sydney K. Boone, Jr.
                                 Corporate General Counsel and Secretary






Dated:  November 30, 2006



A signed original of this written statement has been provided to Conn's, Inc. and will be retained by Conn's, Inc. The foregoing certification is being furnished solely to support certifications pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.



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